UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Epsilon Energy Ltd.
(Name of Registrant as Specified In Its Charter)

N/A
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16701 Greenspoint Park Drive, Suite 195
Houston, Texas 77060

May 21, 2019

Dear Shareholder,

We cordially invite you to attend the 2019 Annual General Meeting of Shareholders of Epsilon Energy Ltd. (referred to herein as “Epsilon” and the “Corporation”) to be held on Wednesday, June 19, 2019, at 10:00 a.m., Central Daylight Time, at the Houston Marriott North, 255 N Sam Houston Pkwy, East, Houston, TX 77060.

The attached Notice of 2019 Annual General Meeting (the “Meeting”) and proxy statement describe the business we will conduct at the Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held:

1.                    To receive and consider the consolidated audited financial statements of the Corporation for the year ended December 31, 2018, and the auditors’ report thereon.

2.                    To fix the number of directors of the Corporation to be elected at the Meeting at seven (7).

3.                    To elect the directors of the Corporation, each of whom shall hold office to serve until the next annual meeting in 2020 or until his or her successor is duly elected or appointed, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

4.                    To re-appoint BDO USA, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019.

5.                    To hold an advisory vote to approve named executive officer compensation.

6.                    To hold an advisory vote on the frequency of future advisory votes on executive compensation.

7.                    To transact such other business as may properly come before the 2019 Annual General Meeting and any adjournments thereof.

Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.

Your vote is extremely important regardless of the number of shares you own.

In order to ensure that your shares are represented at the 2019 Annual General Meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2019 Annual General Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2019 Annual General Meeting.

Thank you for your continued interest in Epsilon Energy Ltd. We look forward to seeing you at the meeting.

Sincerely,

John Lovoi

Chairman of the Board of Directors

This proxy statement is dated May 21, 2019, and is first being made available to shareholders on or about May 21, 2019.

NOTICE OF 2019 ANNUAL GENERAL MEETING
OF SHAREHOLDERS

The 2019 Annual General Meeting of Shareholders of Epsilon Energy Ltd., a corporation incorporated pursuant to the Business Corporations Act (Alberta) (the ‘‘ABCA’’) , will be held at the Houston Marriott North, 255 N Sam Houston Pkwy, East, Houston, TX 77060 on June 19, 2019, at 10:00 a.m. (Central Daylight Time), for the following purposes:

1.              To receive and consider the consolidated audited financial statements of the Corporation for the year ended December 31, 2018, and the auditors’ report thereon.

2.                    To fix the number of directors of the Corporation to be elected at the Meeting at seven (7).

3.                    To elect the directors of the Corporation, each of whom shall hold office to serve until the next annual meeting in 2020 or until his or her successor is duly elected or appointed, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

4.                    To re-appoint BDO USA, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019.

5.                    To hold an advisory vote to approve named executive officer compensation.

6.                    To hold an advisory vote on the frequency of future advisory votes on executive compensation.

7.                    To transact such other business as may properly come before the 2019 Annual General Meeting and any adjournments thereof.

The Proxy Statement accompanying this Notice describes each of these items in detail.  The Proxy Statement contains other important information that you should read and consider before you vote.

The Board of Directors has fixed the close of business on May 17, 2019 as the record date for the 2019 Annual General Meeting.  Only the holders of record of our common shares as of the close of business on the record date are entitled to notice of, and to vote at, the 2019 Annual General Meeting and any adjournment thereof.  A list of the holders of record of our common shares will be available at the 2019 Annual General Meeting and, during the 10 days prior to the 2019 Annual General Meeting, at the offices of our corporate headquarters located at 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060.

Epsilon is furnishing proxy materials to its shareholders through the full set delivery option as permitted under the rules of the Securities and Exchange Commission. We believe this process gives us the opportunity to serve you more effectively.

You can vote your common shares by telephone or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2019 Annual General Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the

2019 Annual General Meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

BY ORDER OF THE BOARD OF DIRECTORS:

Houston, Texas	B. Lane Bond
May 21, 2019	Chief Financial Officer
(Principal Financial and Accounting Officer, Controller and Chief Accounting Officer, and Duly Authorized Officer)

PROXY STATEMENT SUMMARY

2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Date and Time:	June 19, 2019
10:00 a.m., Central Daylight Time

Place:	Houston Marriott North,
255 N Sam Houston Pkwy, East, Houston, TX 77060

Record Date:	May 17, 2019

Voting Matters and Board Recommendation

	Proposal Description	Board Vote Recommendation	Page Number with More Information

Proposal 1	Fix the number of Directors to be elected at the Meeting	“FOR”	4

Proposal 2	Election of those persons nominated as Directors	“FOR” all nominees	4

Proposal 3	Ratify the appointment of BDO USA, LLP as Epsilon’s independent registered public accounting firm	“FOR”	27

Proposal 4	Advisory vote to approve named executive officer compensation	“FOR”	29

Proposal 5	Advisory vote on the frequency of future advisory votes on executive compensation	“3 YEARS”	30

This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all the information that you should consider before voting. Please review the complete Proxy Statement and Epsilon’s Annual Report on Form 10-K for additional information.

16701 Greenspoint Park Drive, Suite 195
Houston, Texas 77060

PROXY STATEMENT FOR THE EPSILON ENERGY LTD.

2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2019

GENERAL INFORMATION

This Proxy Statement is being furnished to the holders of the common shares of Epsilon Energy Ltd., an Alberta, Canada, corporation (referred to herein as “Epsilon” and the “Corporation”), in connection with the solicitation by our Board of Directors of proxies to be voted at the 2019 Annual General Meeting of Shareholders of Epsilon (the “2019 Annual General Meeting” or the “Meeting”) to be held on Wednesday, June 19, 2019, at 10:00 a.m., Central Daylight Time, at the Houston Marriott North, 255 N Sam Houston Pkwy, East, Houston, TX 77060, or at any adjournment of the 2019 Annual General Meeting, for the purposes set forth in the accompanying Notice of 2019 Annual General Meeting.  The principal executive offices of Epsilon are located at 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone or other proxy solicitation services.  In accordance with Canadian National Instrument 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so.  The costs thereof will be borne by the Corporation.

VOTING INFORMATION

Record Date

This Proxy Statement and the other proxy materials are first being mailed on or about May 21, 2019 to all shareholders entitled to notice of and to vote at the 2019 Annual General Meeting. Each shareholder as at the record date is entitled to one vote for each Common Share of Epsilon held. Shareholders of record will be entitled to vote those shares included in the list of shareholders entitled to vote at the Meeting prepared as at the Record Date, unless any such shareholders transfers their shares after the Record Date and the transferee of those shares establishes that they own the shares and demands, not later than the close of business on the date ten days before the Meeting that the transferee’s name be included in the list of shareholders entitled to vote at the Meeting, in which case such transferee shall be entitled to vote such shares at the Meeting.  We also will begin mailing paper copies of our proxy materials to shareholders who requested them on or about May 21, 2019.

Voting Shares and Principal Shareholders

At the close of business on May 17, 2019 (the “Record Date”), there were 27,355,247 common shares issued and outstanding. The outstanding common shares are fully paid and non-assessable, with each share carrying the right to one vote. To carry on the business of the 2019 Annual General Meeting, holders of at least 33 1/3 % of the outstanding common shares issued and outstanding as of the record date must be present in person or represented by proxy, which will constitute a quorum.

Solicitation of Proxies

The proxy solicitation is made on behalf of the management of the Corporation. Proxies must be received by Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or any adjournment of the Meeting.

The instrument appointing a proxy shall be in writing and shall be executed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of such corporation duly authorized.

The persons named in the enclosed Proxy (the “Management Designees”) are directors and/or officers of Epsilon. Each shareholder has the right to appoint a proxy holder other than the persons designated in the proxy, who need not be a shareholder, to attend and to act for them and on their behalf at the Meeting. To exercise such right, the names of the nominees of management of the Corporation should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

Revocation of Proxies

A shareholder who has submitted a proxy may revoke it at any time up to and including the close of business on the last business day preceding the day of the Meeting, or any adjournment of the Meeting, by signing a statement in writing (or having their attorney, as authorized in writing, sign a statement) to this effect and delivering it to the registered office of the Corporation or to Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1. If a person who has given a proxy attends personally at the Meeting at which such proxy is to be voted, such person may revoke the proxy at the Meeting and vote in person. In addition to revocation in any other manner permitted by law, a proxy may also be revoked by depositing such written statement with the Chairman of the Meeting on the day of the Meeting, or any adjournment of the Meeting.

Beneficial Holders of Common Shares

The information set out in this section is of significant importance to many shareholders who do not hold their Common Shares in their own name. Only proxies deposited by shareholders whose names appear on the register of the Corporation as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in your account statement provided by your broker, then in almost all cases those Common Shares will not be registered in your name on the register of the Corporation. Such Common Shares will likely be registered under the name of your broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities Limited, which acts as nominees for many Canadian brokerage firms. Common Shares held by your broker or their nominee can only be voted upon with your instructions. Without specific instructions, your broker or their nominee is prohibited from voting your shares.

Therefore, beneficial shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person or entity.

Applicable regulatory policy requires your broker to seek voting instructions from you in advance of the Meeting. Every broker has its own mailing procedures and provides its own return instructions, which you should carefully follow in order to ensure that your shares are voted at the Meeting. Often, the form of proxy supplied by your broker is identical to the Proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on your behalf. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge. Broadridge mails a scannable voting instruction form in lieu of the Proxy provided by Epsilon. You are asked to complete and return the voting instruction form to them by mail. Alternately, you can call their toll-free telephone number, 1-888-237-1900, or access Broadridge’s internet website at www.broadridge.com to vote your Common Shares. They then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of the Common Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge it cannot be used as a proxy to vote shares directly at the Meeting as the voting instruction form must be returned to Broadridge well in advance of the Meeting in order to have your Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

If you are a beneficial shareholder and wish to vote in person at the Meeting, you should insert your own name in the space provided on the voting instruction form provided to you by your nominee and return the completed form to Broadridge.

Appointment of Proxy and Exercise of Discretion by Proxy

If you give directions on how to vote your Common Shares, your proxy holder must vote your shares according to your instructions. If your Proxy or voting instructions form does not specify how to vote on a particular issue, then your proxy holder can vote your shares as he or she sees fit. If your proxy holder does not attend the Meeting and vote in person, your shares will not be voted.

If you have appointed a person designated by Epsilon to act and vote on your behalf as provided in the enclosed Proxy and you do not provide any instructions concerning a matter identified in the Notice, the Common Shares represented by such proxy will be voted as follows:

PROPOSAL 1:    FOR setting the number of directors to be elected at the Meeting at seven (7).

PROPOSAL 2:    FOR the election of John Lovoi, Michael Raleigh, Matthew Dougherty, Stephen Finlayson, Ryan Roebuck, Jacob Roorda, and Tracy Stephens, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

PROPOSAL 3:    FOR the ratification of the appointment of BDO USA, LLP as Epsilon’s independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL 4:    FOR the advisory vote to approve named executive officer compensation.

PROPOSAL 5:    3 YEARS for the advisory vote on the frequency of future advisory votes on executive compensation.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” SETTING THE NUMBER OF DIRECTORS TO BE ELECTED AT THE MEETING AT SEVEN UNDER PROPOSAL 1; “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 2, “FOR” THE RATIFICATION OF AUDITORS UNDER PROPOSAL 3, “FOR” THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION UNDER PROPOSAL 4, AND “3 YEARS” FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION UNDER PROPOSAL 5.  Your proxy holder also has discretionary authority for amendments that are made to matters identified in the Notice or other matters that properly come before the Meeting. At the time of printing this Information Circular, management does not know of any matter to come before the Meeting other than the matters referred to in the Notice.

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QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL GENERAL MEETING

Q:               Why did I receive these materials?

A:                We are making this Proxy Statement available to you on or around May 21, 2019, because the Board of Directors is soliciting your proxy to vote at the 2019 Annual General Meeting to be held on Wednesday, June 19, 2019, at 10:00 a.m., Central Daylight Time, at the Houston Marriott North, 255 N Sam Houston Pkwy, East, Houston, TX 77060, or at any adjournment thereof. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described below.

Q:               Who is entitled to attend and vote at the Annual General Meeting?

A:                You can attend and vote at the 2019 Annual General Meeting if, as of the close of business on May 17, 2019 (the “Record Date”), the record date for the 2019 Annual General Meeting, you were a shareholder of record of Epsilon’s common shares. As of the record date, there were 27,355,247 common shares outstanding.

Q:               What are the voting rights of each class of stock?

A:                For each proposal, shareholders are entitled to cast one vote for each common share held as of the record date. There are no cumulative voting rights.

Q:               What is the difference between a registered shareholder and a shareholder who owns stock in street name?

A:                If you hold Epsilon common shares directly in your name, you are a registered stockholder. If you own Epsilon common shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:               Can I vote my shares before the Annual Meeting?

A:                Yes. If you are a registered shareholder, you can vote your shares before the Annual General Meeting by telephone, internet or mail, as set out in the accompanying instrument of proxy.

If your shares are held in street name, your bank, broker or other nominee may provide you with a voting instruction form that provides instructions on how to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a vote instruction form so you can instruct your bank, broker or other nominee how to vote your shares.

Please see the information your bank, broker or other nominee provided you for more information on these voting options.

Q:               Can I vote in person at the 2019 Annual General Meeting instead of by proxy?

A:                If you are a registered shareholder, you can vote at the 2019 Annual General Meeting any shares that were registered in your name as the shareholder of record as of the record date.

If your shares are held in street name, you cannot vote those shares at the 2019 Annual General Meeting unless you have a legal proxy from your bank, broker or other nominee. If you plan to attend and vote your street-name shares at the 2019 Annual General Meeting, you should request a legal proxy from your broker, bank or other nominee and bring it with you to the 2019 Annual General Meeting.

Whether or not you plan to attend the 2019 Annual General Meeting, we strongly encourage you to vote your shares by proxy before the 2019 Annual General Meeting.

Q:               What will happen if I submit my proxy but do not vote on a proposal?

A:                If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•                  FOR setting the number of directors to be elected at the Meeting at seven.

•                  FOR the election of John Lovoi, Michael Raleigh, Matthew Dougherty, Stephen Finlayson, Ryan Roebuck, Jacob Roorda, and Tracy Stephens, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

•                  FOR ratification of the appointment of BDO USA, LLP as Epsilon’s independent registered public accounting firm for the year ending December 31, 2019.

•                  FOR the advisory vote to approve named executive officer compensation.

•                  3 YEARS for the advisory vote on the frequency of future advisory votes on executive compensation.

Q:               What will happen if I neither submit my proxy nor vote my shares in person at the 2019 Annual General Meeting?

A:                If you are a registered shareholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee may vote your shares on certain “routine” matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your bank, broker or other nominee can:

•                  Vote your street-name shares even though you have not provided voting instructions; or

•                  Choose not to vote your shares.

The other matters you are being asked to vote on are not routine and cannot be voted by your bank, broker or other nominee without your instructions. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a “broker non-vote.”

Q:               What does it mean if I receive more than one set of materials?

A:                You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your bank, broker or other nominee for more information.

Q:               How many shares must be present to conduct business at the 2019 Annual General Meeting?

A:                To carry on the business of the 2019 Annual General Meeting, holders of at least 33 1/3 % of the outstanding common shares issued and outstanding as of the record date must be present in person or represented by proxy, which will constitute a quorum.

Q:               What vote is required to approve each proposal?

A:                All ordinary resolutions require, for the passing of the same, a simple majority of the votes cast at the Meeting by the holders of Common Shares.

For the advisory votes, the votes that shareholders cast “for” must exceed the votes that shareholders cast “against”. Because your votes are advisory on Proposals 3, 4 and 5, they will not be binding on the Board of

Directors or the Corporation. However, the Board of Directors and the Compensation, Nominating and Corporate Governance Committee will review the voting results and take them into consideration when making future decisions regarding the named executive officers’ compensation and regarding the frequency of the advisory vote on the named executive officers’ compensation.

Q:               How are votes counted?

A:                For Proposal 1, to set the number of directors at seven, you may vote “FOR” or “AGAINST.”  Abstentions and non-votes will not be counted as votes FOR or AGAINST Proposal 1.

In the election of directors, Proposal 2, you may vote “FOR” all or some of the nominees or your vote may be “WITHHOLD” with respect to one or more of the nominees.

For Proposal 3 and Proposal 4, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

For Proposal 5, you may vote for “1 YEAR,” “2 YEARS” or “3 YEARS” or “ABSTAIN.” Abstentions will have no effect on the outcome of Proposal 5.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our board of directors. (See “What will happen if I submit my proxy but do not vote on a proposal?” above for additional information.)

Q:               Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A:                Management does not know of any business to be transacted at the 2019 Annual General Meeting other than those matters described in this Proxy Statement.

Q:               What will constitute a quorum?

A:                At least 33 1/3% of the outstanding common shares must be present in person or by proxy to constitute a quorum for the meeting.

Q:               Who will pay the cost of soliciting votes for the 2019 Annual General Meeting?

A:                Epsilon will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and the accompanying materials. The largest expense in the proxy process is printing and mailing the proxy materials. Proxies also may be solicited on behalf of Epsilon by directors, officers or employees of Epsilon in person or by mail or telephone. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies.  We have engaged Computershare Investor Services Inc. (“Computershare”) to assist us in the distribution of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date. Under Canadian National Instrument 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

FINANCIAL STATEMENTS

The audited consolidated financial statements of Epsilon for the year ended December 31, 2018, and the report of the auditor thereon, will be placed before the Meeting. Copies of such financial statements may be obtained from Epsilon upon request and will be available at the Meeting. No vote by the shareholders with respect to the financial statements is required. The audited consolidated financial statements were audited by BDO USA, LLP of Houston, TX and approved by the Audit Committee of the Board.

PROPOSAL 1 SETTING THE NUMBER OF DIRECTORS

Shareholders of the Corporation will be asked to consider and, if thought appropriate, to approve and adopt an ordinary resolution fixing the number of directors to be elected at the Meeting. In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

At the Meeting, it will be proposed that seven (7) directors be elected to hold office until the next annual general meeting or until their successors are elected or appointed. Unless otherwise directed, it is the intention of the Management Designees, if named as proxy, to vote in favour of the ordinary resolution fixing the number of directors to be elected at the Meeting at seven (7).

PROPOSAL 2 ELECTION OF DIRECTORS

At the 2019 Annual General Meeting, our shareholders will be asked to elect seven (7) directors for a one-year term expiring at the next annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal.

Recommendation of our Board of Directors

Our Board of Directors recommends voting “FOR” the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

Each proxy or vote instruction form will be voted for the election of each of the Director nominees as directors, unless the proxy contains contrary instructions. Common shares represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve.

Majority Voting Policy

In March, 2016, the Board adopted a policy to the effect that, in an uncontested election of directors, any nominee who receives a greater number of “withheld” votes than “for” votes will be considered to have not received the support of the shareholders of the Corporation and will be expected to immediately withdraw himself or herself from consideration and, if he or she is then currently a member of the Board, submit his or her resignation to the Board. Upon receipt of such resignation, the Chairman of the Board will meet with the Compensation, Nominating and Corporate Governance Committee, with a view to making a recommendation to the Board. The Board will make its decision within 90 days from the date of resignation. The Board shall accept the resignation unless it determines that exceptional circumstances would warrant the applicable director continuing to serve on the Board. The resignation will be effective when accepted by the Board. A director who submits his or her resignation pursuant to this policy will not participate in any deliberations of the Board or Compensation, Nominating and Corporate Governance Committee with respect to the resignation. Following the Board’ decision on the resignation, the Board will promptly disclose, by way of a news release, its decision whether or not to accept the director’s resignation and, if the Board does not accept the resignation, the full reasons for rejecting the tendered resignation.

Nominees for Election to the Board of Directors

The names of the nominees for election to the Board of Directors and certain information about such nominees, including their ages, are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	Position
John Lovoi	57	Director, Chairman of the Board
Michael Raleigh	62	Director, Chief Executive Officer
Matthew Dougherty	37	Director
Ryan Roebuck	33	Director
Jacob Roorda	61	Director
Tracy Stephens	58	Director
Stephen Finlayson	64	Director

Name, Municipality of Residence	Position and Term	Principal Occupation During the Past Five Years	Number and Percentage of Common Shares

Michael Raleigh Houston, TX, USA	Chief Executive Officer and Director since July 2013

Chief Executive Officer of Epsilon Energy Ltd. since July 2013 and for 35 years previously in various positions in the global oil and gas business. Primarily held positions in the areas of reservoir development strategy, property valuations, completions and production.

91,667 (<1%)

B. Lane Bond Houston, TX, USA	Chief Financial Officer since May, 2012

Chief Financial Officer of Epsilon Energy Ltd. since May, 2012 and for 30 years previously in international and domestic accounting and management roles including Occidental Petroleum Corp., a large international oil & gas company.

117,833 (<1%)

Henry Clanton Houston, TX, USA	Chief Operating Officer since January, 2017	Chief Operating Officer of Epsilon Energy Ltd. Since January, 2017 and for over 30 years previously in the upstream E&P sector. Previously served as Managing Partner for a private E&P start-up.	20,000 (<1%)

John Lovoi Houston, TX, USA	Chairman of the Board since July, 2013

Managing partner of JVL Advisors, LLC, a private oil and gas investment advisor, manager of Lobo Baya, LLC, Director of Helix Energy Solutions Group, an operator of offshore oil and gas properties and production facilities and Chairman of Dril-Quip, Inc., a provider of subsea, surface and offshore rig equipment.

5,510,919 (20.15%)

Matthew Dougherty(2) Chicago, IL, USA	Director since July 2013

Managing Director of Advisory Research, Inc., an investment management firm. Oversees the firm’s investments in oil and natural gas producers and has served as the Portfolio Manager of the Advisory Research Energy Fund, LP since 2005.

3,295,015 (12.05%)

Stephen Finlayson (1) Houston, TX, USA	Director since May 2019

Founder and, since 2003, Executive Chairman of Applied Manufacturing Technologies, an international consulting and project services company which supports operating companies in the downstream refining and chemical industries. Previously business unit leader for the Enterprise Solution Division of Aspen Technology Inc.

nil

Ryan Roebuck (1),(2),(3) Toronto, ON, Canada	Director since July 2013

Principal of RR ONE LTD. an investment holding company located in Toronto, Canada. Previously an investment manager for a leading Canadian Venture Capital Firm where he was a founding investor and director of the Cronos Group.

69,525 (<1%)

Jacob Roorda(1),(3) Calgary, AB, Canada	Director since Jan. 2016	Managing director and CEO of Windward Capital Limited, a private investment company. Previously, CEO and Executive Vice President of Todd Energy International Limited, a private oil and gas company.	78,733 (<1%)

Tracy Stephens(2),(3) Houston, TX, USA	Director since May 2017

Founder and Chief Executive Officer of Westminster Advisors, a CEO advisory services company, since January 2017. Previously Chief Operating Officer of Resources Global Professionals, a large business consulting company.

6,900 (<1%)

Notes:

(1)                                      Proposed member of the Audit Committee.

(2)                                      Proposed member of the Compensation, Nominating and Corporate Governance Committee.

(3)                                      Proposed member of Conflicts Committee

As of May 17, 2019 the directors and officers of the Corporation owned, directly or indirectly, or exercised control or direction over 9,203,092 Common Shares, or 33.64% of the issued and outstanding Common Shares.

John Lovoi. Mr. Lovoi has been chairman of our board of directors since July 2013. Mr. Lovoi has been the managing partner of JVL Advisors, LLC, a private oil and gas investment advisor, since November 2002. He is a Director of Helix Energy Solutions Group, an operator of offshore oil and gas properties and production facilities, the Chairman of Dril-Quip, Inc., a provider of subsea, surface and offshore rig equipment, and a Director of Roan Resources, Inc., an Anadarko Basin-focused exploration and production company. We believe that Mr. Lovoi is qualified to serve as a member of our board of directors as a result of his background in investment banking, equity research, and asset management, with an emphasis on the global oil and gas practice.

Michael Raleigh. Mr. Raleigh has served as chief executive officer and a director for Epsilon Energy Ltd. since July 2013. Before becoming chief executive officer at Epsilon Energy Ltd., he acted in various positions in the global oil and gas business for 35 years, primarily holding positions in the areas of reservoir development strategy, property valuations, completions and production. He has also been managing investments with Domain Energy Advisors since January 2005. Mr. Raleigh has been a member of the board of directors of Roan Resources, Inc,. an Anadarko Basin-focused exploration and production company, since September 2018. He has also been managing investments with Domain Energy Advisors since January 2005. We believe that Mr. Raleigh is qualified to serve as a member of our board of directors as a result of his background in engineering, including reserve, acquisitions and valuation engineering, and his experience in the development and appraisal of oil and gas fields. Mr. Raleigh received a Bachelor of Science degree in Chemical Engineering from Queens University in Canada and received his Master of Business Administration degree from the University of Colorado.

Matthew Dougherty.  Mr. Dougherty has been a director since July 2013 and serves as the chair  of the Compensation, Nominating and Governing Committee. He has been the Managing Director of Advisory Research, Inc., an investment management firm since June 2003, where he oversees the firm’s investments in oil and natural gas producers. He has served as the Portfolio Manager of the Advisory Research Energy Fund, LP since 2005. We believe that Mr. Dougherty is qualified to serve as a member of our board of directors because of his background in oil and gas and finance industries.

Ryan Roebuck. Mr. Roebuck has been a director since July 2011. He has also been serving as the chair of our Audit Committee, a member of our Compensation, Nominating and Governance Committee since July 2011, and a member of our Conflicts Committee since February 2017.Mr. Roebuck is currently the Principal of RR ONE LTD. an investment holding company located in Toronto, Canada. Prior to this position, Mr. Roebuck was an investment manager for a leading Canadian Venture Capital Firm where he was a founding investor and director of the Cronos Group. Mr. Roebuck began his career as a top-rated equity research analyst focused on North American special situations. We believe that Mr. Roebuck is qualified to serve as a member of our board of directors as a result of his background in the investment banking industry and as an investment manager.

Jacob Roorda. Mr. Roorda has been a director since March 2016. He has also been a member of  our Audit Committee since March 2016, and the chair of our Conflicts Committee since February 2017. Mr. Roorda is the managing director and chief executive officer of Windward Capital Limited, a private investment company, serving from October 2011 to January 2015, and again since July 2017. He was the Executive Vice President of Todd Energy International Ltd. from November 2016 to July 2017, and the Chief Executive Officer of Todd Energy Canada Ltd. from January 2015 to November 2016. Mr. Roorda currently serves on the Audit, Compensation, and Reserves Committee of Petroshale Inc. During the last five years, he also served on the boards of Wolf Minerals Limited and Northcliff Resources Ltd. None of these positions are, or have ever been, with companies affiliated with the Company. Mr. Roorda has also served on the board of Todd Energy Canada Ltd. He has been certified as a Professional Engineer by the Association of Professional Engineers and Geoscientists of Alberta since 1981. We believe that Mr. Roorda is qualified to serve as a member of our board of directors as a result of his experience in the oil and gas industry, including his oil and gas business development and engineering experience, and his financial industry experience.

Tracy Stephens. Mr. Stephens has been a director since May 2017. He has also been a member of our Compensation, Nominating and Corporate Governance Committee, and Conflicts Committee since February 2018. He is the founder of Westminster Advisors, a CEO advisory services company, and served as its Chief Executive Officer from January 2017. He was previously employed by Resources Global Professionals, a large business consulting company, from July 2001 to December 2016, and was the Chief Operating Officer the last three years.

We believe that Mr. Stephens is qualified to serve as a member of our board of directors as a result of his extensive experience with public companies.

Stephen Finlayson. Mr. Finlayson has been a director since May 2019. Mr. Finlayson is the founder and, since 2003, Executive Chairman of Applied Manufacturing Technologies, an independent international consulting and project services company supporting operating companies in the downstream refining and chemicals industries.

We believe that Mr. Finlayson is qualified to serve as a member of our board of directors as a result of his extensive experience in the oil and gas industry, including advanced control solutions in oil and gas production.

Criminal Proceedings

During the past ten years, none of Epsilon or its current directors has (i) been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Bankruptcy

During the past ten years (i) no petition has been filed under federal bankruptcy laws or any state insolvency laws by or against any of our current directors, (ii) no receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our current directors and (iii) none of our current directors was an executive officer of any business entity or a general partner of any partnership at or within two years before the filing of a petition under the federal bankruptcy laws or any state insolvency laws by or against such entity.

As disclosed at www.sec.gov, Mr. Jacob Roorda was a director of TXCO Resources Ltd. (“TXCO”), a NASDAQ listed public company until February 11, 2010. On May 3, 2009, TXCO filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code. The board of directors of TXCO obtained approval of a plan of reorganization which paid all creditors in full and which projected a recovery for common shareholders. Mr. Roorda was also a director of Argosy Energy Inc. (“Argosy”), a TSX listed company which entered receivership pursuant to an order of the Court of Queen’s Bench of Alberta on May 30, 2013 at the request of its lenders. Concurrently with the receivership, Mr. Roorda resigned as a director of Argosy which was later also subject to a cease trade order for failing to file its required periodic financial statements.

With the exception of Mr. Roebuck and Mr. Roorda, who hold Canadian citizenship, all of the directors listed above are U.S. citizens.

Penalties or Sanctions

To the knowledge of the Corporation, no director or executive officer of the Corporation, or a shareholder holding a sufficient number of securities of the Corporation to materially affect control of the Corporation (or any personal holding corporation of such persons), has been subject to:

(i)                                     any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(ii)                                  any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Corporate Governance Policies and Practices

Our corporate governance practices and policies are administered by the board of directors and by committees of the board appointed to oversee specific aspects of our management and operations, pursuant to written charters and policies adopted by the board and such committees.

The Board of Directors

The Board is committed to a high standard of corporate governance practices. The Board believes that this commitment is not only in the best interests of the shareholders but that it also promotes effective decision-making at the Board level. The Board is of the view that its approach to corporate governance is appropriate and complies with the objectives and guidelines relating to corporate governance set out in National Instrument 58-201 adopted by the Canadian securities administrators, or NI 58-201, as well as the governance requirements of the NASDAQ Capital Market. In addition, the Board monitors and considers for implementation the corporate governance standards that are proposed by various Canadian regulatory authorities or that are published by various non-regulatory organizations in Canada. The Board has also established a Compensation Committee and Nominating and Corporate Governance Committee and has adopted a Compensation Committee Charter, and Nominating and Corporate Governance Charter to ensure the objectives of NI 58-201 and the NASDAQ Capital Market are met.

The Board is currently composed of seven directors who provide us with a wide diversity of business experience. Our Board has determined that Messrs. Jacob Roorda, Tracy Stephens, Stephen Finlayson and Ryan Roebuck are independent in accordance with the listing requirements of the NASDAQ Capital Market, representing over 50% of the Board. More than 50% of the Board is independent in accordance with the listing requirements of the NASDAQ Capital Market. Each of the independent directors has no direct or indirect material relationship with us, including any business or other relationship, that could reasonably be expected to interfere with the director’s ability to act with a view to our best interests or that could reasonably be expected to interfere with the exercise of the director’s independent judgment.

Mr. Lovoi is the Managing Partner of JVL Advisors, LLC, beneficial owner of 20.15% of our common shares. Mr. Dougherty is the Managing Director of Advisory Research, Inc., beneficial owner of 12.05% of our common shares. Mr. Raleigh is our Chief Executive Officer.

The Board held eight meetings during 2018, including four meetings of the full Board and four meetings of the Audit Committee. All Board meetings were conducted with open and candid discussions. As such, the independent directors did not hold any separate meetings, other than Audit and Compensation, Nominating and Corporate Governance Committee meetings that excluded directors who were not independent. The chairman of the Board is not an independent director. The independent members of the Board have the ability to meet on their own and are authorized to retain independent financial, legal and other experts as required whenever, in their opinion, matters come before the Board that require an independent analysis by the independent members of the Board. The Board intends to hold at least four regular meetings each year, as well as additional meetings as required. The Board has not established any required attendance levels for the Board and committee meetings. In setting the regular meeting schedule, care is taken to ensure that meeting dates are set to accommodate directors’ schedules so as to encourage full attendance. Mr. Montgomery attended four board meetings, including three meetings of the Audit Committee. Mr. Montgomery resigned as a director effective May 20, 2019. Six of our seven directors attended the 2018 Annual General Meeting.

The Board has stewardship responsibilities, including responsibilities with respect to oversight of our investments, management of the Board, monitoring of our financial performance, financial reporting, financial risk management and oversight of policies and procedures, communications and reporting and compliance. In carrying out its mandate, the Board meets regularly and a broad range of matters are discussed and reviewed for approval. These matters include overall plans and strategies, budgets, internal controls and management information systems, risk management as well as interim and annual financial and operating results. The Board is also responsible for the approval of all major transactions, including property acquisitions, property divestitures, equity issuances and debt transactions, if any. The Board strives to ensure that our corporate actions correspond closely with the objectives of its shareholders. The Board will meet at least once annually to review in depth our strategic plan and review our available resources required to carry out our growth strategy and to achieve its objectives. The mandate of the Board is to be reviewed by the Board annually.

Mandate of the Board.

The Board does not have a written mandate. The Board has stewardship responsibilities, including responsibilities with respect to oversight of the Corporation’s investments, management of the Board, monitoring of the Corporation’s financial performance, financial reporting, financial risk management and oversight of policies and procedures, communications and reporting and compliance. In carrying out its mandate, the Board meets regularly and a broad range of matters are discussed and reviewed for approval. These matters include overall plans and strategies, budgets, internal controls and management information systems, risk management as well as interim and annual financial and operating results. The Board is also responsible for the approval of all major transactions, including property acquisitions, property divestitures, equity issuances and debt transactions, if any. The Board strives to ensure that actions taken by the Corporation correspond closely with the objectives of its shareholders. The Board will meet at least once annually to review in depth the Corporation’s strategic plan and review the Corporation’s available resources required to carry out the Corporation’s growth strategy and to achieve its objectives. The mandate of the Board is to be reviewed by the Board annually

Position Descriptions.

The Board has outlined the responsibilities in respect to our Chief Executive Officer, or CEO. The Board and CEO do not have a written position description for the CEO; however, the CEO’s principal duties and responsibilities are planning our strategic direction, providing leadership, acting as our spokesperson, reporting to shareholders, and overseeing our executive management in particular with respect to operations and finance.

The charter for each of the Board committees outlines the duties and responsibilities of the members of each of the committees, including the chair of such committees. See “Board Committees” below.

Orientation and Continuing Education.

We have not adopted a formalized process of orientation  for new Board members. However, all directors have been provided with a base line of knowledge about us that serves as a basis for informed decision making. This includes a combination of written material, in person meetings with our senior management, site visits and other briefings and training, as appropriate.

Directors are kept informed as to matters affecting, or that may affect, our operations through reports and presentations at the quarterly Board meetings. Special presentations on specific business operations are also provided to the Board.

Code of Ethics and Whistleblower Policy

Our Code of Ethics and Whistleblower Policy are available on our website at http://www.epsilonenergyltd.com. Each director is expected to disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, a director must recuse himself from any discussion or decision on any matter of which the director is precluded from voting as a result of a conflict of interest. The Board   has reviewed and approved a disclosure and insider trading policy for us, in order to promote consistent disclosure practices aimed at informative, timely and broadly disseminated disclosure of material information to the market in accordance with applicable securities legislation. The disclosure policy promotes, among other things, the disclosure and reporting of any serious weaknesses which may affect the financial stability and assets of us and our operating entities.

The listing standards of the NASDAQ Capital Market require the Audit Committee to establish formal procedures for (a) the receipt, retention, and treatment of complaints received by us and our subsidiaries regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by our consultants or employees of concerns regarding questionable accounting or auditing matters. We are committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices. In addition, we post on our website all disclosures that are required by law or the listing standards of the NASDAQ Capital Market concerning any amendments to, or waivers from, any provision of the code.

Assessments

The Board does not conduct regular assessments of the Board, its committees or individual directors, however, the Board does periodically review and satisfy itself at meetings that the Board, its committees and its individual directors are performing effectively.

Nomination of Directors

The mandate of the Compensation, Nominating and Corporate Governance Committee includes consideration of issues related to the selection, nomination, and education of the directors. The Compensation, Nominating and Corporate Governance Committee is comprised of independent directors.

Director Terms Limits

The Board has not adopted term limits for directors because of the relatively small size of the Board. The Board is mindful of the ratio of the independent and management Board members and this will be a factor in future Board appointments. The Board has been focused on working closely as a team to develop the skills necessary for the business of the Corporation. The need for a retirement policy is not an immediate concern for the Board. The full Board reviews the need for director term limits intermittently and will institute one should the need arise.

The Board is open to possible new Board members who can add value to the Board, bring new or a greater depth of particular skill sets necessary to successfully oversee the business of the Corporation and who can successfully operate within a team environment.

Policies Regarding the Representation of Women on the Board

The Corporation does not have a formal policy regarding identification and nomination of women to the Board. The Compensation, Nominating and Corporate Governance Committee generally identifies, evaluates and recommends candidates for nomination as directors with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial and other specialized expertise.

When searching for nominees for directors, the Compensation, Nominating and Corporate Governance Committee has considered gender diversity. The Board, as part of its mandate, takes gender into consideration as part of its overall recruitment and selection considerations. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation.

Consideration of the Representation of Women in the Director Identification and Selection Process

The Compensation, Nominating and Corporate Governance Committee takes gender into consideration as part of its overall recruitment and selection process in respect of potential candidates for the Board. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation on the Board. This will be achieved by monitoring the level of female representation on the Board and, where appropriate, recruiting qualified female candidates as part of the Corporation’s overall recruitment and selection process to fill Board positions, as the need arises, through vacancies, growth or otherwise.

Consideration of the Representation of Women in the Executive Officer Appointments

The Corporation is also sensitive to the representation of women when considering executive officer appointments. As of the date of this Information Circular, there are no women occupying executive officer positions with the Corporation. However, the Corporation is committed to ongoing review with respect to the gender diversity of its executive officers.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

The Corporation has not adopted a formal target regarding women in executive officer positions. However, as noted above, the Corporation is committed to promoting diversity and will, in future, seek to identify talented women to fulfill Board and executive positions.

Number of Women on the Board and in Executive Officer Positions

The Corporation does not currently have any women on it Board or in executive officer positions.

Board Committees

The Board has three committees. The committees are the Audit Committee, the Compensation, Nominating and Corporate Governance Committee, and the Conflicts Committee. Each committee has been constituted with independent directors.

Audit Committee. The Audit Committee consists of Ryan Roebuck (Chairman), Jacob Roorda, and Stephen Finlayson. Adrian Montgomery served on the Audit Committee throughout the fiscal year ended December 31, 2018. Mr. Montgomery resigned as a director and as a member of the Audit Committee effective May 20, 2019, and Mr. Finlayson was appointed in his stead. All members of the Audit Committee are independent and financially literate under the applicable rules and regulations of the SEC and the NASDAQ Capital Market.

A summary of each of the Audit Committee member’s background is as follows:

•             Mr. Roebuck is currently the Principal of RR ONE LTD. an investment holding company located in Toronto, Canada. Prior to this position, Mr. Roebuck was an investment manager for a leading Canadian Venture Capital Firm where he was a founding investor and director of the Cronos Group. Mr. Roebuck began his career as a top-rated equity research analyst focused on North American special situations.

•             Mr. Roorda is the managing director and chief executive officer of Windward Capital Limited, a private investment company, serving from October 2011 to January 2015, and again since July 2017. He was the Executive Vice President of Todd Energy International Ltd. from November 2016 to July 2017, and the Chief Executive Officer of Todd Energy Canada Ltd. from January 2015 to November 2016. Mr. Roorda currently serves on the Audit, Compensation, and Reserves Committee of Petroshale Inc. During the last five years, he also served on the boards of Wolf Minerals Limited and Northcliff Resources Ltd. None of these positions are, or have ever been, with companies affiliated with the Company. Mr. Roorda has also served on the board of Todd Energy Canada Ltd. He has been certified as a Professional Engineer by the Association of Professional Engineers and Geoscientists of Alberta since 1981.

•             Mr. Finlayson is the founder and, since 2003, Executive Chairman of Applied Manufacturing Technologies, an international consulting and project services company which supports operating companies in the downstream refining and chemical industries. Mr. Finlayson was the leader of the Information Management Division, and later the business unit leader for the Enterprise Solution Division of Aspen Technology Inc.

•             Mr. Montgomery has served as the president of Aquilini Entertainment since September 2017. Mr. Montgomery was the CEO of QM Environmental, one of Canada’s largest environmental services companies, from February 2015 to September 2017. He was the President and Chief Information Officer of Tuckamore Capital Management Inc., a Toronto Stock Exchange—listed company that invests in private businesses from February 2012 to March 2016. He is also a member of the Young Presidents’ Organization and a member of the New York bar.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2018. The Audit Committee meets at least on a quarterly basis to review and approve our consolidated financial statements before the financial statements are publicly filed.

The Audit Committee reviews our interim unaudited condensed consolidated financial statements and annual audited consolidated financial statements and certain corporate disclosure documents including the Annual Information Form, Management’s Discussion and Analysis, and annual and interim earnings press releases before they are approved by the Board. The Audit Committee reviews and makes a recommendation to the Board in respect of the appointment and compensation of the external auditors and it monitors accounting, financial reporting, control and audit functions. The Audit Committee meets to discuss and review the audit plans of external auditors and is directly responsible for overseeing the work of the external auditors with respect to preparing or issuing the auditors’ report or the performance of other audit, review or attest services, including the resolution of disagreements between management and the external auditors regarding financial reporting. The Audit Committee questions the external auditors independently of management and reviews a written statement of its independence. The Audit Committee must be satisfied that adequate procedures are in place for the review of our public disclosure of financial information extracted or derived from its consolidated financial statements and it periodically assesses the adequacy of those procedures. The Audit Committee must approve or pre-approve, as applicable, any non-audit services to be provided to us by the external auditors. In addition, it reviews and reports to the Board on our risk management policies and procedures and reviews the internal control procedures to determine their effectiveness and to ensure compliance with our policies and avoidance of conflicts of interest. The Audit Committee has established procedures for dealing with complaints or confidential submissions which come to its attention with respect to accounting, internal accounting controls or auditing matters. To date, neither the Board nor the Audit Committee has formally assessed any individual director with respect to their effectiveness and contribution to us in their capacity as a director. Instead, members of the Board have relied on informal conversations among themselves to adequately cover such matters.

The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Capital Market. A copy of the Audit Committee Charter can be found on our website at www.epsilonenergyltd.com.

Compensation, Nominating and Corporate Governance Committee. The Compensation, Nominating and Corporate Governance Committee comprises Matthew Dougherty (chairman), Tracy Stephens and Ryan Roebuck, two of whom, Messrs. Stephens and Roebuck, are independent directors. Before July 2013, we had separate compensation committee and nominating and corporate governance committee. Both committees’ mandates were approved by the Board on December 10, 2009. In July 2013, the Board consolidated the functions of the two committees for efficiency purposes.

The Compensation, Nominating and Corporate Governance Committee’s mandate is to:

1.              Assist and advise the Board regarding its responsibility for oversight of our compensation policy; provided that all determinations on officer compensation will be subject to review and approval by the Board;

2.              Study and evaluate appropriate compensation mechanisms and criteria;

3.              Develop and establish appropriate compensation policies and practices for the Board and our senior management, including our security-based compensation arrangements;

4.              Evaluate senior management;

5.              Serve in an advisory capacity on organizational and personnel matters to the Board;

6.              Assist the Board by identifying individuals qualified to serve on the Board and its committees;

7.              Recommend to the Board the director nominees for the next annual meeting;

8.              Recommend to the Board members and chairpersons for each committee;

9.              Develop and recommend to the Board and review from time to time, a set of corporate governance principles and monitor compliance with such principles; and

10.       Serve in an advisory capacity on matters of governance structure and the conduct of the Board.

These responsibilities include reporting and making recommendations to the Board for their consideration and approval. The Compensation, Nominating and Corporate Governance Committee does not have a policy regarding consideration of director candidates recommended by security holders.  The Compensation, Nominating and Corporate Governance Committee considers a wide range of factors, including those listed in the paragraph below, in its searches when making nomination recommendations to the Board. Corporate governance also relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of us. The Board is committed to sound corporate governance practices, which are both in the interest of its shareholders and contribute to effective and efficient decision making.

Board Diversity. Our Compensation, Nominating and Corporate Governance Committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•                  personal and professional integrity, ethics and values;

•                  experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•                  experience as a board member or executive officer of another publicly held company;

•                  strong finance experience;

•                  diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•                  diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•                  experience relevant to our business industry and with relevant social policy concerns; and

•                  relevant academic expertise or other proficiency in an area of our business operations.

When searching for nominees for directors, the Compensation, Nominating and Corporate Governance Committee has considered gender diversity. The Board, as part of its mandate, takes gender into consideration as part of its overall recruitment and selection considerations. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation.

The Compensation, Nominating and Corporate Governance Committee takes gender into consideration as part of its overall recruitment and selection process in respect of potential candidates for the Board. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation on the Board. This will be achieved by monitoring the level of female representation on the Board and, where appropriate, recruiting qualified female candidates as part of the Corporation’s overall recruitment and selection process to fill Board positions, as the need arises, through vacancies, growth or otherwise.

Currently, our Board evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Compensation, Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Capital Market. A copy of such charter can be found on our website at www.epsilonenergyltd.com. The Compensation, Nominating and Corporate Governance Committee does not conduct separate meetings, but instead meets and confers in conjunction with other meetings of the Board.

Conflicts Committee. The Conflicts Committee comprises Jacob Roorda (Committee Chairman), Tracy Stephens and Ryan Roebuck, all of whom are independent directors.

The Conflicts Committee has the power to advise the Board with respect to any matters or issues of concern to the Conflicts Committee in connection with any corporate opportunity and the interests of a related or conflicted party that the Conflicts Committee considers necessary or advisable.

Communications to the Board

Shareholders may communicate directly with our Board of Directors or any director by writing to the board or a director in care of the corporate secretary at Epsilon Energy Ltd., 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060, or by faxing their written communication to AeRayna Flores at (281) 668-0985. Shareholders may also communicate to the Board of Directors or any director by calling Ms. Flores at (281) 670-0002. Ms. Flores will review any communication before forwarding it to the board or director, as the case may be.

Employment Agreements

The named executive officers, excluding Michael Raleigh, have executed employment contracts with us.

In January 2017, we entered into an employment agreement with Mr. Henry Clanton, pursuant to which Mr. Clanton serves as a Vice President and as our Chief Operating Officer.  Mr. Clanton’s employment agreement has an unspecified term and provides him with an annual base salary of US$250,000 per year plus annual bonuses and participation in our employee benefit plan. In addition, we granted Mr. Clanton four weeks of paid vacation each year. We also granted to Mr. Clanton 60,000 Epsilon Energy Ltd. Stock options under the Stock Option Plan, which options have a term of seven (7) years and which vest in portions of 33 1/3% per annum, beginning one year after the grant date (being fully vested after three years). Additional options may be granted to Mr. Clanton. Mr. Clanton’s employment agreement included severance payments in the event that he was terminated. Mr. Clanton has the right to resign by providing 15 days prior written notice. Mr. Clanton’s employment agreement also includes customary confidentiality and assignment of “Technology, Know-How, Inventions, Patents” provisions.

In September 2013, we entered into an employment agreement with Mr. B. Lane Bond, pursuant to which Mr. Bond serves as our Chief Financial Officer.  Mr. Bond’s employment contract calls for a base pay of US$200,000 per year and contains provisions for severance payments equal to six months of current annual salary in the event that a change of control occurred or Mr. Bond’s employment was terminated for reasons other than for just cause (defined as unethical, criminal behavior, his death or resignation). In the event of such change in control or such termination, Mr. Bond may also exercise any vested options that he holds. The employment agreement requires that Mr. Bond, will devote an average of 15 days per month to Epsilon affairs. We also agreed to cover directors’ and officers’ liability insurance for Mr. Bond. Mr. Bond’s initial employment agreement was for a term of three (3) years beginning on September 1, 2013, and is renewable as mutually agreed upon by the parties. Prior to his employment agreement, Mr. Bond had been granted options in Epsilon shares. We agreed that Epsilon could agree in future to grant him additional options. Mr. Bond has the right to resign by providing 15 days prior written notice. Mr. Bond’s employment agreement also includes customary confidentiality and assignment of “Technology, Know-How, Inventions, Patents” provisions.

Mr. Michael Raleigh does not take a salary for his efforts with us and does not have an employment contract.

Prohibitions on Hedging, Insider Trading and Pledging Company Securities

Our Insider Trading Policy provides that our officers, directors, employees, and consultants who are aware of material nonpublic information may not, directly or indirectly, buy or sell securities of the Corporation other than pursuant to a trading plan that complies with Rule 10b5-1 promulgated by the Securities and Exchange Commission ( “SEC”). The Corporation has designated Lane Bond, its Chief Financial Officer, as its Insider Trading Compliance Officer (the “Compliance Officer”), whose responsibilities include monitoring and enforcing this policy, along with designating and announcing special trading blackout periods during which some or all “Section 16 Insiders” and other employees are prohibited from trading in the Corporation’s securities. Additionally, the officers, directors, employees and consultants subject to the Insider Trading Policy may not, among other things, transact in puts, calls or other derivative securities involving the Corporation’s common shares, on an exchange or in any other organized market, engage in hedging or monetization transactions, engage in short sales of the Corporation’s securities, and directors, officers, and other employees are prohibited from holding the Corporation’s securities in a margin account or pledging the Corporation’s securities as collateral for a loan.

Security Ownership of Certain Beneficial Owners and Management

The table set forth below is information with respect to beneficial ownership of common shares as of May 20, 2019, by our named executive officers, by each of our directors, by all our current executive officers and directors as a group, and by each person known to us who beneficially own 5% or more of the outstanding common shares. To our knowledge, each person named in the table has sole voting and investment power with respect to the common shares identified as beneficially owned.

Unless otherwise indicated, the address of each of the individuals named below is c/o Epsilon Energy Ltd., 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060.

	Number of	Percentage of
	Common	Common
Name of Beneficial Owner	Shares	Shares Owned
5% Stockholders
Advisory Research, Inc. (1)	3,197,365	11.69%
JVL Advisors, LLC (2)	5,498,419	20.10%
Oakview Capital Management, L.P. (3)	2,909,496	10.64%
azValor Asset Management SGIIC SA (4)	4,103,523	15.00%
Named Executive Officers and Directors
Matthew Dougherty (5)	3,295,015	12.05%
Jacob Roorda (6)	78,733	*
Bruce Lane Bond (7)	117,833	*
John Lovoi (8)	5,510,919	20.15%
Ryan Roebuck (9)	69,525	*
Tracy Stephens (10)	6,900	*
Adrian Montgomery (11)	12,500	*
Henry Clanton (12)	20,000	*
Michael Raleigh (13)	91,667	*
Stephen Finlayson(14)	0	0.00
All executive officers and directors as a group (9 persons) (15)	9,203,092	33.64%

*                 Indicates beneficial ownership of less than 1% of outstanding shares.

(1)         The address of Advisory Research, Inc., or ARI, is 180 North Stetson Avenue, Chicago, Illinois 60601. Matthew Dougherty, a member of our board of directors, is a managing director of ARI, exercises the voting and dispositive power with respect to the common shares held by ARI.

(2)         The address of JVL Advisors, LLC, or JVL, is 10000 Memorial Drive, Houston, Texas 77024. John Lovoi, the chairman of our board of directors, and the managing partner of JVL, exercises the voting and dispositive power with respect to the common shares held by JVL.

(3)         The address of Oakview Capital Management, L.P. is 3879 Maple Avenue, Suite 300, Dallas, Texas 75219. Consists of Common Shares of the Company, no par value (“Shares”), held directly by and for the benefit of third-parties in various separately managed customer accounts and affiliated private funds (collectively, the “Clients”) managed by Oakview Capital Management, L.P. (“Oakview”) in the ordinary course of business. Solely for purposes of Section 13(d) of the Securities Exchange Act of 1934, Oakview may be deemed to indirectly beneficially own the Shares held directly by such Clients. Oakview Investments, LLC is the general partner of, and may be deemed to indirectly beneficially own any securities owned by, Oakview.  None of the Clients have beneficial ownership of more than 5% of the Shares of the Company outstanding as of March 13, 2019.

(4)         The address of azValor Asset Management SGIIC SA, or azValor, is Paseo de la Castellana 10, 3rd, Madrid, 28046, Spain. Alvaro Guzmàn de Làzaro, Chief Investment Officer at azValor, exercises the voting and dispositive power with respect to the common shares held by azValor.

(5)         Includes the shares held by ARI and 97,650 shares held by Mr. Dougherty individually. Mr. Dougherty is a member of our board of directors.

(6)         Mr. Roorda is a member of our board of directors. Includes 25,000 shares held by Mr. Roorda’s spouse, and 8,333 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018.

(7)         Includes 40,833 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018. Mr. Bond is our chief financial officer.

(8)         Includes the shares held by JVL. Includes 10,000 shares issuable upon the exercise of options held by Mr. Lovoi and exercisable within 60 days of December 31, 2018. Mr. Lovoi is the chairman of our board of directors.

(9)         Includes 10,000 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018. Mr. Roebuck is a member of our board of directors.

(10)  Mr. Stephens is a member of our board of directors.

(11)  Includes 10,000 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018. Mr. Montgomery resigned effective May 20, 2019.

(12)  Includes 20,000 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018. Mr. Clanton is our chief operating officer.

(13)  Includes 50,000 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018. Mr. Raleigh is our chief executive officer and a member of our board of directors.

(14)  Mr. Finlayson was appointed as a member of our board of directors on May 20, 2019.

(15)  Includes 149,166 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

The Form 10 for Epsilon Energy was declared effective by the Securities and Exchange Commission on February 14, 2019. As a result, no Section 16 filings were required for the fiscal year ended December 31, 2018.

PERFORMANCE GRAPH

As noted above, the Common Shares are currently trading on the NASDAQ Capital Market and were voluntarily delisted from the TSX on March 15, 2019.

The following graph compares cumulative shareholder return commencing on December 31, 2013 and ending on December 31, 2018 (assuming a $100 investment was made on December 31, 2013) with the cumulative total return of S&P/TSX Composite Index and TSX Capped Energy Index.

$140
$120
$100
$80
$60
$40
$20
$0
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Epsilon Energy Ltd
TSX Capped Energy
S&P/TSX Composite

EXECUTIVE COMPENSATION

The Compensation, Nominating and Corporate Governance Committee of the Board considers compensation matters as and when required. The Compensation Committee reviews and submits recommendations to the Board with respect to the Corporation’s executive compensation policies and the compensation paid to the Corporation’s executive officers. The Compensation Committee also reviews the design and competitiveness of the Corporation’s compensation and benefit programs generally and has the authority to recommend to the Board for its approval amendments to, and grants pursuant to, such programs.

Compensation Philosophy

The Corporation offers market-based pay for performance to ensure that the Corporation has the ability to attract and retain high quality personnel. Consistent with the emphasis on attracting top quality personnel, the Corporation offers above average base salaries in order to compete in the labor force for the best employees available. The Corporation’s executive compensation policy is designed to provide for the enhancement of shareholder value, the successful implementation of the Corporation’s business plans and a link between executive compensation and the financial performance of the Corporation.

The objectives of the Corporation’s executive compensation policy are to:

(a) attract, retain and motivate executives critical to the success of the Corporation;

(b) provide fair, competitive and cost effective compensation programs to its executives;

(c) link the interests of management with those of the Shareholders; and

(d) provide rewards for outstanding corporate and individual performance.

The Compensation Committee will review on an annual basis the cash compensation, performance and overall compensation package for each executive officer. It will then submit to the Board its recommendations with respect to the basic salary, bonus and participation in long-term incentive plans for each executive officer.

Basic Salary

In determining the basic salary of an executive officer, the Compensation Committee places equal weight on the following factors:

(a) the particular responsibilities related to the position;

(b) salaries paid by comparable businesses;

(c) the experience level of the executive officer; and

(d) his or her overall performance.

Bonus Payments

Executive officers are eligible for annual cash bonuses, after taking into account and giving equal weight to, financial performance, attainment of certain corporate objectives and individual performance. In taking into account the financial performance aspect, it is recognized that executive officers cannot control certain factors, such as interest rates and commodity prices. When applying the financial performance criteria, the Compensation Committee considers factors over which the executive officers can exercise control, such as meeting budget targets established by the Board at the beginning of each year, controlling costs, taking successful advantage of business opportunities and enhancing the competitive and business prospects of the Corporation. There are no pre-established payout ranges.

General

The Board of Directors is satisfied that there were not any identified risks arising from the Corporation’s compensation plans or policies that would have had any negative or material impact on the Corporation. The Corporation does not have any policy in place to permit an executive officer or director to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive officer or director.

Summary Compensation Table

The following table sets out information concerning the compensation paid to our principal executive officer and our two most highly compensated executive officers other than our principal executive officer, or our named executive officers for the three years ended December 31, 2018, 2017 and 2016. Compensation amounts in the following table are in U.S. dollars unless stated otherwise. To meet Nasdaq listing standards, the shareholders of the Corporation on December 19, 2018 approved a consolidation of the issued and outstanding common shares on the basis of one (1) new common share for up to every existing two (2) common shares issued and outstanding immediately prior to the consolidation (the “Consolidation”). The common shares commenced trading on a post-Consolidation basis on the TSX on December 24, 2018. As noted above, the Common Shares are currently trading on the NASDAQ Capital Market and were voluntarily delisted from the TSX on March 15, 2019. The common shares began trading on the NASDAQ Capital Market on February 19, 2019. All share amounts and per share data are presented in these statements on a post-Consolidation basis.

						Non-equity incentive plan
				Share-based	Option- based	compensation
				awards	awards	($)
			Bonuses	(e)	(f)	(g)
			and director	Share-based	Option-based	Annual	Long-term	Pension	Total
Name and principal		Salary	fees	awards	awards	incentive	Incentive	value	compensation
position	Year	($)	($)	($)	($)	plans	Plans	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g1)	(g2)	(h)	(i)
Michael Raleigh, CEO (1)	2018	$—	$—	$374,375	$—	$—	$—	$—	$374,375
	2017	$—	$—	$775,000	$—	$—	$—	$—	$775,000
	2016	$—	$—	$—	$—	$—	$—	$—	$—

Henry Clanton, COO (2)	2018	$250,000	$75,000	$104,825	$—	$—	$—	$—	$429,825
	2017	$240,385	$—	$—	$68,627	$—	$—	$—	$309,012
	2016	$—	$—	$—	$—	$—	$—	$—	$—

B. Lane Bond, CFO (3)	2018	$200,000	$70,000	$74,875	$—	$—	$—	$—	$344,875
	2017	$200,000	$70,000	$—	$66,079	$—	$—	$—	$336,079
	2016	$198,077	$—	$—	$—	$—	$—	$50,000	$248,077

(1)       Mr. Raleigh is currently working without a salary from us; however, he was granted the following equity award in 2018 and 2017:

2018—Share award of 62,500 common shares under the Share Compensation Plan valued at $5.99 per share, market price on the grant date, 12/31/2018, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Raleigh is still employed.

2017—Share award of 125,000 common shares under the Share Compensation Plan valued at $6.20 per share, market price on the grant date, 10/23/2017, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Raleigh is still employed.

2016 — No stock options were granted

(2)       Mr. Henry Clanton was hired as our chief operating officer in January 2017 with a base salary of US$250,000. The dollar amounts in column (f) reflect values derived from using the Trinomial Hull White option pricing to value option based awards. A summary of the options granted by year follows:

2018— Share award of 17,500 common shares under the Share compensation Plan valued at $5.99 per share, market price on the grant date, 12/31/2018, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Clanton is still employed.

2017—Options to purchase 30,000 common shares at a price of $6.70 per common share with a term of three years and fully vested as of 1/30/2020.

(3)       Mr. Bond’s current base salary is $200,000. The dollar amounts in column (f) reflect values derived from using the Trinomial Hull White option pricing to value option-based awards. A summary of the options granted by year follows:

2018— Share award of 12,500 common shares under the Share Compensation Plan valued at $5.99 per share, market price on the grant date, 12/31/2018, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Bond is still employed.

2017—Options to purchase 27,500 common shares at a price of $6.70 per common share with a term of three years and fully vested as of 1/30/2020.

2016 - No stock options were granted.

Description of the 2017 Plan and the Share Compensation Plan.

Amended and Restated 2017 Stock Option Plan

The 2017 Plan was approved by the Board and shareholders in April 2017 as a restatement of our Amended and Restated 2010 Stock Option Plan.

The 2017 Plan is administered by the Board, a committee of the Board or one or more officers delegated authority by the Board to administer the 2017 Plan. The Board has the authority in its discretion to interpret the 2017 Plan. The Board determines to whom options are granted, the numbers of shares subject to options and all other terms and conditions of the options.

The maximum number common shares that may be issued under the 2017 Plan is 1,000,000. At December 31, 2018 the Corporation was authorized to issue options up to a maximum of 1,000,000 shares of Common Stock. As of that date, the Corporation had issued options covering 290,750 Common Shares, leaving a maximum amount of 709,250 Common Shares available for future option issuances.

If options granted under the Plan expire or terminate for any reason without having been exercised, the shares subject to such options are again available for grant under the 2017 Plan. Options granted under the 2017 Plan are not transferable or assignable other than by will or other testamentary instrument or the laws of succession.

The exercise price of options granted under the 2017 Plan after February 19, 2019, the date of our listing on the NASDAQ Capital Market, may not be less than the closing price of the common shares on the NASDAQ Capital Market on the last trading day preceding the day on which the option is granted.

Each option granted under the 2017 Plan expires on the date specified by the applicable option agreement (not later than ten years following grant), subject to earlier termination as provided below.

In the event we undergo a change of control by a reorganization, acquisition, amalgamation or merger (or a plan or arrangement in connection with any of these) with respect to which all or substantially all of the persons who were the beneficial owners of the common shares immediately prior to such transaction do not, following such transaction, beneficially own, directly or indirectly more than 50% of the resulting voting power, a sale of all, or substantially all, of the Corporation’s assets, or the liquidation, dissolution or winding-up of the Corporation, the Board may determine that all unvested options will vest and be eligible for exercise within a period determined by the directors preceding the change of control. Options not exercised within this period will terminate.

If an optionee resigns from the Corporation or is terminated by the Corporation (with or without cause), or a consultant optionee’s contract with the Corporation expires, such optionee’s unvested options will immediately terminate and, subject to the option expiry date, the optionee’s vested options may be exercised for a period of 30 days.

If an optionee becomes entitled to long-term disability payments pursuant to the Corporation’s disability insurance program (or if not a participant in such program, would have been entitled to such payments if the optionee had been a participant in such program), all of the unvested options held by the optionee will vest on the day immediately preceding the day on which the optionee becomes entitled to long-term disability payments and the optionee will have the right, for a period of 180 days thereafter, to exercise all of the options.

If an optionee retires pursuant to a retirement policy approved by the Board, all of the unvested options held by the optionee will vest on the day immediately preceding the date of such optionee’s retirement, and the optionee will have the right, for a period of 60 days thereafter, to exercise all of the options.

If an optionee dies, all of the unvested options held by the optionee will vest on the day immediately preceding the date of such optionee’s death, and the estate of the deceased optionee will have the right, for a period of 180 days thereafter to exercise the deceased optionee’s option.

Should the term of an option expire when the optionee cannot exercise the option pursuant to a Corporation insider trading policy in effect at that time (a “Blackout Period”) or within nine business days following the expiration of a Blackout Period, option expiration date is automatically extended until the tenth business day after the end of the Blackout Period. The ten-business-day period may not be extended by the Board.

The following table sets out the number of Common Shares to be issued upon exercise of outstanding options issued pursuant to the Stock Option Plan and the weighted average exercise price of such outstanding options as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	290,750	$5.01	709,250
Equity compensation plans not approved by securityholders	—	$—	—
Total	290,750	$5.01	709,250

Share Compensation Plan

The Share Compensation Plan was adopted by the Board on April 13, 2017 and approved by the shareholders on May 24, 2017.

The Share Compensation Plan provides that up to a total of 1,000,000 common shares. As of December 31, 2018, a total of 54,167 common shares have been issued under the Share Compensation Plan.

Under the Share Compensation Plan, the Board designates participants from among the our directors, officers, key employees and consultants and, on the day or days of each fiscal year determined by the Board, awards to each participant common shares in an amount up to 100% of the participant’s compensation for service during the current year divided by the trading price of the common shares at the date of issuance. Upon any participant ceasing to be our director, officer, employee or consultant for any reason, such participant’s right to be issued common shares pursuant to the Share Compensation Plan terminates immediately.

The Board may, in its sole discretion, impose restrictions on any common shares issued pursuant to the Share Compensation Plan. These restrictions may include, but are not limited to, vesting periods and trading restrictions for a period of time, as determined by the Board, from the date of issuance.

The Share Compensation Plan provides that the Board may make certain amendments to the Share Compensation Plan without the approval of our shareholders or any participant of the Share Compensation Plan in order to conform to applicable law or regulation or the requirements of the Nasdaq Capital Market. In addition, the Board may terminate the Share Compensation Plan at any time, subject to applicable law or regulations and the approval of any regulatory authority having jurisdiction, and the approval of our shareholders if required by such regulatory authority.

Incentive Plan Awards - Outstanding Share-Based and Option-Based Awards for Named Executive Officers

Outstanding Share-Based Awards and Option-Based Awards as of December 31, 2018 are as follows:

	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)	Market or payout value of vested share- based awards not paid out or distributed ($) (h)
Michael Raleigh	50,000	$5.50	06/05/22	$—	145,833	$640,305	$182,946
Henry Clanton	30,000	$5.02	01/30/24	$—	17,500	$76,837	$—
B. Lane Bond	22,500	$5.50	06/05/22	$—	12,500	$54,833	$—
	27,500	$5.02	01/30/24	$—	—	$—	$—

Incentive Plan Awards—Value Vested or Earned for Named Executive Officers

The values of incentive plan awards that were vested or earned during 2018 are as follows:

Name (a)	Option-based awards - Value vested during the year ($) (b)	Share-based awards - Value vested during the year ($) (c)	Non-equity incentive plan compensation - Value earned during the year ($) (d)
Michael Raleigh	$—	$182,946	$—
Henry Clanton	$—	$—	$—
B. Lane Bond	$—	$—	$—

We have adopted the 2018 Plan as an incentive-based stock option award plan applicable to all named executive officers and employees.

Termination and Change of Control Benefits

As discussed in the “Employment Agreements” section, above, all of our named executive officers, except Mr. Michael Raleigh, have entered into employment contracts with us.

Mr. B. Lane Bond’s employment contract calls for a base pay of US$200,000 per year and contains provisions for severance payments equal to six months of current annual salary amount in the event of a change of control. Pursuant to the employment contact, “change of control” is defined as any event whereby any person acquires at least 50% of the Corporation’s stock or if a group of shareholders causes at least 50% of the board members to change.

Mr. Henry Clanton’s employment contract calls for a base pay of US$250,000 per year and does not contain a provision for severance payments in the event that a change of control occurs.

DIRECTOR COMPENSATION

The following table contains compensation earned in the year ended December 31, 2018 by our independent directors who are not named executive officers:

				Non-equity
				incentive plan	Pension	All other
Amounts Shown in Cdn$	Fees earned	Share-based	Option-based	compensation	value	compensation	Total
Name (a)	($) (b)	awards ($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
John Lovoi*	$—	$53,910	$—	$—	$—	$—	$53,910
Matthew Dougherty*	$—	$—	$—	$—	$—	$—	$—
Adrian Montgomery	$40,000	$53,910	$—	$—	$—	$—	$93,910
Jacob Roorda	$40,000	$53,910	$—	$—	$—	$—	$93,910
Ryan Roebuck	$40,000	$53,910	$—	$—	$—	$—	$93,910
Tracy Stephens	$40,000	$53,910	$—	$—	$—	$—	$93,910

*              The three directors who are not independent, Messrs. Lovoi, Raleigh and Dougherty, choose not to receive payment for their service as board members.

On a biannual basis, we compensate each director for services rendered (unless a director elects not to receive payment) and reimburse reasonable out-of-pocket travel expenses when incurred.

As of May 1, 2017, independent board member compensation is fixed at an annual fee of Cdn$40,000, paid semi-annually in July and January.

Incentive Plan Awards— Outstanding Share-Based and Option-Based Awards for Directors

Outstanding Equity Awards as of December 31, 2018 are as follows:

	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)	Market or payout value of vested share- based awards not paid out or distributed ($) (h)
John Lavoi	10,000	$5.50	6/5/2022	$—	14,000	$61,469	$10,977
Adrian Montgomery	10,000	$5.50	6/5/2022	$—	14,000	$61,469	$10,977
Ryan Roebuck	10,000	$5.50	6/5/2022	$—	14,000	$61,469	$10,977
Jacob Roorda	12,500	$5.02	1/30/2024	$—	14,000	$61,469	$10,977
Tracy Stephens	—	$—		$—	14,000	$61,469	$10,977

The values of incentive plan awards that were vested or earned during the year ended December 31, 2018 are as follows:

Name	Option-based awards - Value vested during the year	Share-based awards - Value vested during the year	Non-equity incentive plan compensation - Value earned during the year
John Lovoi	$—	$10,977	N/A
Adrian Montgomery	$—	$10,977	N/A
Jacob Roorda	$—	$10,977	N/A
Ryan Roebuck	$—	$10,977	N/A
Tracy Stephens	$—	$10,977	N/A

Directors and Officers Liability Insurance

We maintain directors’ and officers’ liability insurance for the protection of our directors and officers against liability incurred by them in their capacities as our directors and officers. The policy provides an aggregate limit of liability of Cdn$20,000,000 with a deductible to us of Cdn$25,000 per loss. The annual premium for the Directors’ and Officers’ liability insurance was Cdn$50,000 and is renewed annually. The premium is not allocated between Directors and Officers as separate groups.

Indebtedness of Officers and Directors

No director or officer, or any proposed nominee for election as a director of the Corporation, or any of their respective associates or affiliates, is or has at any time since the commencement of the fiscal year ending December 31, 2018, been indebted to the Corporation or any subsidiary of the Corporation or to any other entity, or at any time since the beginning of the most recently completed financial year is, or has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation.

Interest of Certain Persons in Matters to be Acted Upon

None of the directors, officers or nominees for election as a director of the Corporation, or any of their associates or affiliates, has or has had any interest, direct or indirect, in any matter to be acted upon at the Meeting other than as set out in this Proxy Statement.

Interest of Informed Persons in Material Transactions

Other than as set forth herein, or as previously disclosed, the Corporation is not aware of any material interests, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director or executive officer, proposed nominee for election as a director or any shareholder holding more than 10% of the voting rights attached to the Common Shares or any associate or affiliate of any of the foregoing in any transaction in the preceding financial year or any proposed or ongoing transaction of the Corporation which has or will materially affect the Corporation.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in such filing.

Epsilon has determined that all members of the Audit Committee are independent and financially literate under the applicable rules and regulations of the SEC and the NASDAQ Capital Market.

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Epsilon and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of Epsilon’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. BDO USA, LLP, Epsilon’s independent registered public accounting firm (“BDO USA, LLP”), has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in Epsilon’s Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2018 with Epsilon’s management and BDO USA, LLP.  The Audit Committee has considered the adequacy of the Company’s internal controls and the quality of its financial reporting, and discussed these matters with management and with BDO US, LLP. The Audit Committee has also reviewed and discussed with the BDO USA, LLP (1) their judgments as to the quality of the Epsilon’s accounting policies, (2) the written disclosures and letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Independence Rules, and the independent registered public accounting firm’s independence, and (3) the matters required to be discussed by Public Company Accounting Oversight Board’s (the “PCAOB”) Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended and PCAOB AS No. 90. The Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding Communication with Audit Committees. The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by BDO USA, LLP are compatible with maintaining their independence.

The Audit Committee has pre-approved all auditing services and non-audit services to be performed for the Corporation by the independent registered public accounting firm as required by the applicable rules promulgated pursuant to the Exchange Act, considered whether the rendering of non-audit services was compatible with maintaining BDO USA, LLP’s independence, and concluded that BDO USA LLP’s independence was not compromised by the provision of such services (details regarding the fees paid to BDO USA, LLP in 2018 for audit services, tax services and all other services, are set forth at “Proposal 3—Ratification of BDO USA, LLP as the Corporation’s Independent Registered Public Accounting Firm,” below).

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Epsilon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission and instructed BDO USA, LLP that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Ryan Roebuck

Jacob Roorda

Adrian Montgomery

PROPOSAL 3:  FOR RATIFICATION OF BDO USA, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of the Audit Committee, has selected BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The shareholders of the Corporation will be asked to vote for the re-appointment of BDO USA, LLP as auditor of the Corporation. Unless directed otherwise by a proxy holder, or such authority is withheld, the Management Designees, if named as proxy, intend to vote the Common Shares represented by any such proxy in favour of a resolution appointing BDO USA, LLP, as auditor of the Corporation, to hold office until the close of the next annual general meeting of shareholders or until BDO USA, LLP is removed from office or resigns as provided by the Corporation’s by-laws, and the Management Designees also intend to vote the Common Shares represented by any such proxy in favour of a resolution authorizing the Board of Directors to fix the compensation of the auditor. BDO USA, LLP has been the auditor of the Corporation since June, 2017.

We expect representatives of BDO USA, LLP will be present at the annual meeting and available to answer shareholders’ questions. The BDO USA, LLP representatives will have the opportunity to make a statement if they desire to do so.

Principal Accounting Fees and Services

The following table summarizes fees billed to us for fiscal 2018 and for fiscal 2017 by our principal auditors , BDO USA, LLP:

	December 31,	December 31,
	2018	2017
Audit Fees:
Audit of financial statements	$555,580	$437,576
Services in connection with regulatory filings	232,346	54,635
Total Audit Fees Paid	$787,926	$492,211

The fees shown in the table above are the only fees that Epsilon paid to BDO USA, LLP during the fiscal years ended December 31, 2017, and December 13, 2018.

The Charter of the Audit Committee requires that, among other things, the Audit Committee Recommend to the Board the terms of engagement of the external auditor, including their compensation and a confirmation that the external auditors shall report directly to the Committee; on an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the auditors’ independence; review the performance of the external auditors and approve any proposed discharge of the external auditors when circumstances warrant; and pre-approve the completion of any non-audit services by the external auditors and determine which non-audit services the external auditor is prohibited from providing and the Committee may delegate to one or more independent members of the Committee the authority to pre-approve non-audit services, provided that such member(s) reports to the Committee at the next scheduled meeting such pre-approval and the member(s) complies with such other procedures as may be established by the Committee from time to time. For the year ended December 31, 2018, the Audit Committee pre-approved each of the services described above.

Audit Committee Pre-approval of Service of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Under the policy, our Audit Committee annually reviews and pre-approves services that may be provided by the independent registered public accounting firm (BDO USA, LLP) for each audit year. The pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Once pre-approved, the services and pre-approved amounts are monitored against actual charges incurred and modified if appropriate. The Chairperson of the Committee has the authority to pre-approve such services between meetings of our Audit Committee and reports such pre-approvals to our Audit Committee at the next regularly scheduled meeting.

During 2018, all audit and non-audit services provided by BDO USA, LLP were pre-approved by our Audit Committee or, consistent with the pre-approval policy of our Audit Committee, by the Chairperson of our Audit Committee for inter-meeting pre-approvals.

PROPOSAL 4: NON-BINDING ADVISORY VOTE

ON EXECUTIVE COMPENSATION

(“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act”, requires that our shareholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers as described in the Summary Compensation Table and the accompanying narrative disclosure, set forth in this Proxy Statement. The Summary Compensation Table is on page 20 of this Proxy Statement. Please read the Summary Compensation Table and the accompanying narrative discussion, which provides an overview of our compensation for the named executive officers, including information about the 2017 and 2018 compensation of our named executive officers. This advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.

The vote solicited by this Proposal 4 is advisory and therefore is not binding on Epsilon, our Board of Directors or our Compensation Committee. The outcome of the vote will not require Epsilon, our Board of Directors or our Compensation Committee to take any action and will not be construed as overruling any decision by Epsilon, our Board of Directors or our Compensation Committee. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. Shareholders will be asked at the 2019 Annual General Meeting to approve the following resolution pursuant to this Proposal 4:

“RESOLVED, that the compensation paid to the named executive officers of Epsilon Energy Ltd., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.”

Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the common shares that are present in person or by proxy and entitled or required to vote on Proposal 4 will be necessary to approve the advisory vote on the executive compensation as disclosed in this Proxy Statement.  Abstentions and broker non-votes will have the effect of a vote against Proposal 4.

Recommendation

Our Board of Directors recommends that you vote “FOR” the approval of the executive compensation as disclosed in this Proxy Statement and as described in this “Proposal 4: Non-Binding Advisory Vote on Executive Compensation.”

If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual General Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the executive compensation as disclosed in this Proxy Statement and as described in this “Proposal 4: Non-Binding Advisory Vote on Executive Compensation.”

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY

OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

(“SAY-ON-FREQUENCY”)

Pursuant to Regulation 14A of the Exchange Act, we are asking shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 4 above should occur every year, every two years or every three years.

The frequency of the advisory vote concerning the compensation of our named executive officers receiving the greatest number of votes — every year, every two years or every three years — will be the frequency recommended by our shareholders. We believe that holding an annual advisory vote on executive compensation provides Epsilon with more direct and immediate feedback on our compensation disclosures. Shareholders, however, should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to complement one another, in many cases it may not be appropriate or feasible to drastically change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders. We nonetheless believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Shareholders will be able to specify one of four choices for this proposal on the proxy card: “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding the recommendation of the Board of Directors and the outcome of the shareholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Assuming a quorum is present, the option receiving the greatest number of votes - every three years, every two years or every one year - will be the frequency that shareholders approve. Since the option receiving the greatest number of votes — one year, two years, or three years — will be the frequency recommended by our shareholders, abstentions and broker non-votes will have no effect on the outcome of this Proposal 5.

Recommendation

Our Board of Directors recommends that you vote “3 YEARS” on the advisory vote on the frequency of future advisory votes on executive compensation.

If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual General Meeting, each such proxy will be deemed to grant authority to vote “3 YEARS” on the advisory vote on the frequency of future advisory votes on executive compensation.

ANNUAL REPORT

Our 2018 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2018, is available on our website at http://www.epsilonenergyltd.com/investor-center/sec-regulatory-filings. Financial information relating to the Corporation is provided in the Corporation’s audited consolidated financial statements and MD&A as at and for the year ended December 31, 2018.  Copies of this Information Circular, the Corporation’s Annual Report (on Form 10-K) which contains the Consolidated Financial Statements, MD&A and the Auditors’ Report thereon for the Corporation’s most recently completed financial year, any interim consolidated financial statements of the Corporation subsequent to those statements contained in the Annual Report, as filed with the applicable Canadian regulatory authorities, are available on SEDAR at www.sedar.com and may also be obtained without charge by writing to Epsilon Energy Ltd. c/o DLA Piper (Canada) LLP 1000, 250-2nd Street SW, Calgary, AB, Canada T2P 0C1. Additional information relating to the Corporation may also be found on SEDAR at www.sedar.com and www.sec.gov.

Otherwise, please call (281) 670-0002 to request that a copy of our 2018 Annual Report on Form 10-K be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2018 by writing to Epsilon Energy Ltd., c/o Secretary, 16701 Greenspoint Park Drive, Suite 195, Houston, TX 77060.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with our Board of Directors or any director by writing to the board or a director in care of the corporate secretary at Epsilon Energy Ltd., 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060, or by faxing their written communication to AeRayna Flores at (281) 668-0985. Shareholders may also communicate to the Board of Directors or any director by calling Ms. Flores at (281) 670-0002. Ms. Flores will review any communication before forwarding it to the board or director, as the case may be.

DEADLINES FOR SUBMITTING SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

We provide shareholders with the opportunity, under certain circumstances and consistent with our Bylaws and the rules of the SEC, to participate in the governance of Epsilon by submitting proposals and director nominations for consideration at our annual meetings of shareholders. Proposals from shareholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). For a proposal to be included in our proxy statement and proxy card for our 2020 Annual General Meeting of Shareholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than January 22, 2020. Shareholders may also use the procedures under the ABCA to submit a proposal. Under the ABCA, in addition to other requirements, the deadline to submit a proposal that a shareholder wishes to include in the Company’s proxy materials for our 2020 Annual Meeting of Shareholders will be March 19, 2020. Additionally, if our 2020 Annual Meeting of Shareholders is held on June 19, 2020, any shareholder proposal or director nomination for our 2019 Annual Meeting of Shareholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered “untimely” if it is received by us after the close of business on April 6, 2020. An untimely proposal may not be brought before or considered at our 2020 Annual Meeting of Shareholders.

All shareholder proposals and director nominations must be addressed to the attention of our Secretary at 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060.  The chairman of our 2020 Annual Meeting may refuse to acknowledge the introduction of any shareholder proposal or director nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Shareholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such shareholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other shareholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Epsilon Energy Ltd., Attention: Secretary, 16701 Greenspoint Park Drive, Suite 195, Houston, Texas 77060. Our proxy materials are also available on the Owner Relations section of our website at  http://www.epsilonenergyltd.com/owner-relations.

OTHER MATTERS

As of May 21, 2019, our Board of Directors knows of no other business to be acted upon at the 2019 Annual General Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.

BY ORDER OF THE BOARD OF DIRECTORS,

B. Lane Bond
Chief Financial Officer
(Principal Financial and Accounting Officer, Controller and Chief Accounting Officer, and Duly Authorized Officer)

Security Class Holder Account Number -------Fold Form of Proxy - Annual General Meeting to be held on Wednesday, June 19, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. This proxy should be read in conjunction with the accompanying documentation provided by Management. 2. 3. 4. 5. 6. 7. -------Fold 8. Proxies submitted must be received by 10:00 am, Central Time, on Monday, June 17, 2019. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder I/We being holder(s) of Epsilon Energy Ltd. hereby appoint(s): Michael Raleigh, Chief Executive Officer, or failing this person, Lane Bond, Chief Financial Officer Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Epsilon Energy Ltd. to be held at the Marriott Houston North, 255 North Sam Houston Pkwy East, Houston, TX 77060 USA, on Wednesday, June 19, 2019 at 10:00 am Central Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Against 1. Number of Directors To set the number of directors to be elected at the meeting at seven (7). -------Fold 2. Election of Directors For Withhold For Withhold For Withhold 01. John Lovoi 02. Matthew Dougherty 03. Ryan Roebuck 04. Stephen Finlayson 05. Michael Raleigh 06. Jacob Roorda 07. Tracy Stephens Withhold 3. Appointment of Auditors To appoint BDO USA, LLP as auditors of the Corporation for the ensuing year. Against Abstain 4. Advisory Vote to Approve Compensation of Named Executive Officers Advisory vote to approve named executive officer compensation. 1 Year 2 Years Abstain 5. Advisory Vote on the Frequency of Say On Pay Votes Advisory vote on frequency of holding future advisory votes on executive compensation -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. E P S Q 2 9 5 6 6 0 A R 2 3 Years For For For